PROJECT PROFILE

Project29 (Church+State) Cleveland, OH

PROJECT DESCRIPTION	The AFL-CIO Housing Investment Trust (HIT) is helping to finance the $54.8 million new construction of the Project 29 development in Cleveland, OH. The 11- story and 5-story project will create 158 new units of housing along with a parking garage both near the Cuyahoga River and the city’s main business district.

HIT ROLE	The HIT is purchasing $39.0 million of Ginnie Mae construction loan certificates and a permanent loan certificate from Great Lakes Financial. The loan will be collateralized with a mortgage loan insured under Section 241 (a) of the National Housing Act.

SOCIAL IMPACT	Project 29 will be a market-rate apartment complex located in Hingetown area of Ohio City, one of the oldest neighborhoods in Cleveland. Located less than ½ a mile from the development is the West 25th Street Corridor, a popular entertainment area featuring numerous restaurants, bars, and shops. The project will contain a mix of studios, one, two, and three-bedroom units along with a fitness center and in-ground pool.

ECONOMIC IMPACT OF INVESTMENT*

HIT Investment $39.0 Million	Total Development Cost $54.8 Million	158 Units of housing	459,200 Hours of Union Construction Work Generated	$10.4 Million Tax revenue generated	$102.0 Million Total economic benefit

*Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and subsidiary Building America project data. The data is current as of March 31, 2019. Economic impact data is in 2018 dollars and all other figures are nominal.

PROJECT PROFILE | Project 29 (Church+State) Cleveland, OH

“If we can also create jobs in the process for our members, that’s money coming back into the funds through contributions and work hours. So it’s a win-win.”

— Dan Pedrotty, Director of Capital Strategies North America’s Building Trades Unions

ABOUT THE HIT	The AFL-CIO Housing Investment Trust (HIT) is a fixed-income investment company registered with the Securities and Exchange Commission. Its investors include union and public employee pension plans and labor organizations. The HIT invests primarily in government and agency insured and guaranteed multifamily mortgage-backed securities. The HIT is one of the earliest and most successful practitioners of socially responsible impact investing, with a track record of over 35 years that demonstrates the added value derived from union-friendly investments. The investment objective of the HIT is to provide competitive returns for its investors and to promote the collateral objectives of constructing affordable housing and generating employment for union members in the construction trades and related industries. More information is available on the HIT’s website, www.aflcio-hit.com.

This document provides information about a project or projects financed by the HIT which may or may not be reflective of other financed projects or refer to an asset currently held in the HIT’s portfolio. Investors should consider the HIT’s investment objectives, risks, charges, and expenses carefully before investing. This and other information is contained in HIT’s prospectus, available at aflcio-hit.com or by calling 202-331-8055. The prospectus should be read carefully before investing.

6/2019

2401 Pennsylvania Ave., NW, Suite 200 | Washington, DC 20037 | 202.331.8055 | www.aflcio-hit.com